UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant □
Check the appropriate box:
□		Preliminary Proxy Statement
□		Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒		Definitive Proxy Statement
□		Definitive Additional Materials
□		Soliciting Material Pursuant to §240.14a-12

BEXIL INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
□	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

□	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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	(4)	Date Filed:

BEXIL INVESTMENT TRUST
2255 Buffalo Road
Rochester, NY 14624
Rochester, NY
December 11, 2024
Dear Fellow Shareholders:
The Board of Trustees of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), has called a special meeting of shareholders to be held at 833 East Michigan Avenue, 4th Floor, Milwaukee, WI 53202, on January 2, 2025, at 8:30 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”), for the purpose of electing five trustees to the Board of Trustees of the Fund.
Enclosed you will find the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to vote promptly.
Your vote is very important to us no matter how many Fund shares you own. The Board of Trustees unanimously recommends that you vote “FOR” the election of each of the five nominees identified in the Notice of Special Meeting of Shareholders.
If you have any questions, please contact the Fund’s proxy solicitor, Georgeson LLC at 1-888-755-2880. We appreciate your participation and prompt response regarding this important matter, and thank you for your continued support.
Sincerely,
Thomas B. Winmill President Bexil Investment Trust

YOUR VOTE IS IMPORTANT
Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience. Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

BEXIL INVESTMENT TRUST
2255 Buffalo Road
Rochester, NY 14624
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
December 11, 2024
To the Shareholders of
Bexil Investment Trust:
NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), will be held at 833 East Michigan Avenue, 4th Floor, Milwaukee, WI 53202, on January 2, 2025, at 8:30 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”), for the following purposes:
1.
To elect Roger Atkinson, Jon Tomasson, Peter Werner, Thomas Winmill, and William Winmill to the Fund’s Board of Trustees (each, a “Board Nominee” and together, the “Board Nominees”), to serve until their successors are duly elected and qualified; and

2.	To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees unanimously recommends that you vote “FOR” the election of each of the Board Nominees.  Only shareholders of record of the Fund as of the close of business on November 27, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders may vote by completing and signing the enclosed Proxy Card and returning it in the postage paid envelope provided, or by following the instructions on the Proxy Card for voting by telephone or via the Internet.
We are planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.BexilInvestmentTrust.com* as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Trustees,

Russell Kamerman Secretary Bexil Investment Trust
Rochester, NY
* The Fund’s Internet address is included herein as a textual reference only. The information on the website is not incorporated by reference into this Notice of Special Meeting of Shareholders or Proxy Statement.
Important Notice regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on January 2, 2025:
This Notice of Special Meeting of Shareholders, Proxy Statement, and a form of
Proxy Card are available at https://www.bexilinvestmenttrust.com/literature/proxy-statements

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION FORM
The following general rules for signing the proxy cards and voting instruction forms may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA or UTMA	John B. Smith
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

BEXIL INVESTMENT TRUST
2255 Buffalo Road
Rochester, NY 14624

PROXY STATEMENT
Special Meeting of Shareholders
to be Held on January 2, 2025
December 11, 2024
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), to be voted at a special meeting of shareholders of the Fund to be held at 833 East Michigan Avenue, 4th Floor, Milwaukee, WI 53202, on January 2, 2025, at 8:30 a.m. Central Time, or any adjournments or postponements thereof (the “Meeting”).
We are planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission (the “SEC”) as definitive additional soliciting material, and we will post the announcement and additional information on our website at www.BexilInvestmentTrust.com* as soon as practicable before the Meeting. We recommend that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.
The Board has fixed the close of business on November 27, 2024 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about December 11, 2024.
On the Record Date, 12,883,955 common shares of beneficial interest of the Fund, par value $0.01 per share (“common shares” or “shares”), were outstanding. Each outstanding share is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each of the matters to be voted on at the Meeting. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” the Board’s nominees for Trustee (each, a “Board Nominee” and together, the “Board Nominees”). Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 2255 Buffalo Road, Rochester, NY 14624, by signing another proxy of a later date, or by personally voting at the Meeting.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting. Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time, including to permit further solicitation of proxies, to a date not more than 150 days after the Record Date without further notice other than announcement at the Meeting. Abstentions and broker non-votes will not have an impact on the chairman’s determination to adjourn the Meeting. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.
Properly executed proxies may contain instructions to abstain from voting or to withhold authority to vote (an “abstention”) or may represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by abstentions or broker non-votes will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Neither abstentions nor broker non-votes, not being votes cast, will have any effect on the outcome of the election of Trustees (Proposal 1).
* The Fund’s Internet address is included herein as a textual reference only. The information on the website is not incorporated by reference into this Notice of Special Meeting of Shareholders or Proxy Statement

.
IMPORTANT INFORMATION ABOUT YOUR VOTE
While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview in “Questions and Answers” format. If you have any questions about the Proxy Statement or how to vote your shares, please call the Fund’s proxy solicitor toll free at Georgeson LLC at 1-888-755-2880.
Questions and Answers

Question:	What proposal will be acted upon at the Meeting?
Answer:
At the Meeting, you will be asked to elect the following five Trustees to the Board of Trustees, to serve until their successors are duly elected and qualified:  (1) Roger Atkinson, (2) Jon Tomasson, (3) Peter Werner, (4) Thomas Winmill, and (5) William Winmill (each, a “Board Nominee” and together, the “Board Nominees”).

Question:	How does the Board recommend that I vote?
Answer:
After careful consideration, the Board, including all those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund (the “Independent Trustees”), unanimously approved and recommends that you vote in favor of the Board Nominees. The reasons for the Board’s recommendations are discussed in more detail in the Proxy Statement.

Question:	Will my vote make a difference?
Answer:
YES. Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Fund. Your vote can help ensure that the experienced and highly qualified Board Nominees will be elected.

Question:	What other business will be discussed at the Meeting?
Answer:
No other business may be acted upon at the Meeting other than as described in this Proxy Statement. If any procedural matters related to the proposal described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies. The Fund intends to exercise its discretionary authority with respect to any matter not properly presented at the Meeting.

Question:	How do I vote?
Answer:
You may attend the Meeting on January 2, 2025, in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):

•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the phone number on your proxy card; or
•	Through the Internet, using the website address on your proxy card.
All shareholders who choose to attend the Meeting in person will need to present a valid government-issued photo identification (e.g., a driver’s license, state identification card or passport) at the door to be admitted to the Meeting. Additionally, if you hold your shares in a brokerage account or in the name of a bank or other holder of record and you plan to attend the Meeting, you will also need to obtain and present a copy of your brokerage account statement (which you can obtain from your broker) reflecting your ownership of Fund shares as of the Record Date.
Question:	What number should I call if I have questions?
Answer:	Please call the Fund’s proxy solicitor toll free at Georgeson LLC at 1-888-755-2880 with any questions.

PROPOSAL 1:
ELECTION OF TRUSTEES
Introduction
The Fund is governed by the Board of Trustees.  The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “DOT”), and Bylaws, as amended (the “Bylaws” and together with the DOT, the “Governing Documents”).  The Board of Trustees may, from time to time, include individuals who may be deemed to be affiliated with Bexil Advisers LLC, the Fund’s investment manager (the “Investment Manager”), and thereby “interested trustees,” as defined under the 1940 Act (the “Interested Trustees”).  At all times, however, a majority of the members of the Board will not be affiliated with the Investment Manager and will, therefore, be Independent Trustees.
Prior to December 11, 2024, the Board of Trustees consisted of four Trustees, as follows: Roger Atkinson, Jon Tomasson, Peter Werner, and Thomas Winmill. At a meeting held on December 11, 2024, the Nominating Committee of the Board of Trustees considered whether to increase the size of the Board by one, and appoint William Winmill to fill the vacancy created thereby. Following deliberations, the Nominating Committee unanimously approved, and recommended to the Board of Trustees that it approve the foregoing. Subsequently, the Board met on December 11, 2024 to consider the proposal, following which the Board of Trustees (including the Independent Trustees and the Continuing Trustees) unanimously approved (i) the increase in size of the Board from four to five, (ii) the appointment of William Winmill to fill the vacancy created thereby, and (iii) the solicitation of proxies seeking shareholder approval of the nomination of Jon Tomasson, Roger Atkinson, Peter Werner, Thomas Winmill, and William Winmill for election to the Board of Trustees.
Each of the Board Nominees has consented to being named in this Proxy Statement and to serve if elected. The Fund knows of no reason why any Board Nominee would be unable or unwilling to serve if elected.  Should one or more Board Nominees withdraw or otherwise become unavailable for election due to events not now known or anticipated, it is intended that the proxy holders will vote for the election of such other person as the Board may recommend. If you properly execute and return your proxy card but do not indicate any voting instructions, your shares will be voted FOR the election of the Board Nominees.
Biographical Information Regarding Board Nominees
The table below sets forth biographical information concerning the Board Nominees. Information is listed separately for the Board Nominees who are Independent Trustees and the Board Nominees who are Interested Trustees.
.
Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex(2) Overseen By Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Independent Trustee Nominees(4)
Roger Atkinson Jan. 25, 1961	Trustee	Since 2018	Since 2007, Mr. Atkinson has served as a manager with Cell-Mark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex(2) Overseen By Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Jon Tomasson Sept. 20, 1958	Trustee	Since 2017
Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital Partners, a leading investor in single-tenantnet-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.
				4	None
Peter Werner Aug. 16, 1959	Trustee	Since 2011	Retired. Previously, Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. He also previously held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
Interested Trustee Nominees(5)

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex(2) Overseen By Nominee	Other Directorships Held by Nominee During the Past 5 Years(3)
Thomas Winmill, Esq. Jun. 25, 1959	Trustee; Chairman, President, Chief Executive Officer, Chief Legal Officer	Since 2011
Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Midas Management Corporation, registered investment advisers, (collectively, the “Investment Managers”), Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”) and Winmill & Co. Incorporated,  a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self-storage REIT (“SELF”), and Bexil American Mortgage Inc., and a trustee of the Winmill Family Trust (“WFT”). He is Chairman of the Investment Policy Committee of each of the Investment Managers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
				4	Global Self Storage, Inc.
William Winmill Dec. 29, 1991	Trustee(5)	2024	Mr. Winmill is an investor at Chester Holdings, LLC, a family investment office in Greenwich, CT, 2021 – Present. He is a director of Winco, Bexil, and a trustee of WFT since 2021. Previously, he served as Vice president and/or in such other capacities of Winco, Bexil, the Fund Complex, and affiliates from 2014 – 2019. He graduated from Columbia University Graduate School of Business in 2021.	1	None
(1)	The mailing address of each Board Nominee is 2255 Buffalo Road, Rochester, NY 14624.
(2)	The “Fund Complex,” comprised of the Fund, Foxby Corp., and Midas Series Trust (with two series), are all managed by the Investment Manager or its affiliates.
(3)
Refers to directorships held by the Board Nominee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any company registered as an investment company under the 1940 Act, excluding those within the Fund Complex. Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During the Past 5 Years.”

(4)
Board Nominee who is not an “interested person” of the Fund, as defined under the 1940 Act. Neither the Independent Trustee Nominees, nor their immediate family members, held any positions (other than director of the investment companies in the Fund Complex) with the Investment Manager, its affiliates, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager or its affiliates, during the two most recently completed calendar years.

(5)
Thomas Winmill is an “interested person” of the Fund, as defined in the 1940 Act, because of his affiliations with the Investment Manager, as noted herein.  William Winmill is Thomas Winmill’s son and because of this familial relationship, William Winmill is also an “interested person” of the Fund.

Biographical Information Regarding Executive Officers of Fund and Investment Manager
The table below sets forth biographical information concerning the executive officers of the Fund as well as the Investment Manager, other than those who serve as Trustees.  Executive officers of the Fund are appointed by the Board annually.

Name, Address,(1) and Date of Birth	Position(s) Held with Fund	Officer Since(2)	Principal Occupation(s) During the Past 5 Years
Russell Kamerman, Esq. Jul. 8, 1982	Chief Compliance Officer, Secretary, and General Counsel	2014
Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Investment Managers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF and Tuxis Corporation, a real estate company (“Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating Mar. 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Investment Managers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.
Donald Klimoski II, Esq. Sept. 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer	2017
Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Investment Managers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-General Counsel of Winco. He is a member of the New York, New Jersey and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property and related matters.

Thomas O’Malley Jul. 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Investment Managers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios Jul. 24, 1981	Vice President, Finance	2022	Vice President, Finance, of the investment companies in the Fund Complex, the Investment Managers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.
Mark Winmill(3) Nov. 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis, and a trustee of WFT. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealer.

(1)	The mailing address of each officer is 2255 Buffalo Road, Rochester, NY 14624.
(2)	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 11, 2024.
(3)	Thomas Winmill and Mark Winmill are brothers. William Winmill is a son of Thomas Winmill and the nephew of Mark Winmill.

Term of Office for Trustees
Because the Fund does not hold annual meetings of shareholders, each Trustee holds office for an indefinite term until his successor is elected and qualified, or until he otherwise dies, retires, resigns, is removed or becomes disqualified pursuant to the Governing Documents.
Qualifications of Board Nominees
In considering the Board Nominees for election, the Board evaluated each Board Nominee’s background and qualifications. With respect to the specific experience, qualifications, attributes, or skills that led to the conclusion that each person should serve as a Trustee of the Fund, each Board Nominee’s relevant knowledge, experience, expertise, and, with respect to Messrs. Atkinson, Tomasson, and Werner, independence was considered and evaluated.
Independent Trustee Nominees
Mr. Atkinson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as a manager at CellMark, Inc., a global forest products trading company, where he directs trading activity, acquisitions, and risk management, and various former positions, including serving as the sole member of Fort Vancouver Paper LLC, an international trading company, and as a result of his service as an independent director/trustee of the other investment companies in the Fund Complex.
Mr. Tomasson has experience with financial, accounting, regulatory, investment, and board operational matters through his current position as Chief Executive Officer of Vinland Capital Investments, LLC and Chief Investment Officer of NRE Capital Partners LLC, his former positions as a principal with Cardinal Capital Partners, a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, and a director of a public company, and as a result of his service as an independent director/trustee of the other investment companies in the Fund Complex.
Mr. Werner has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers through his former position as Vice President in the Fixed Income Departments of Lehman Brothers and First Boston and as a result of his service for more than 15 years as an independent director/trustee of the other investment companies in the Fund Complex.
Interested Trustee Nominees
Mr. Thomas Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of his service as an officer and interested director/trustee for more than 20 years of the other investment companies in the Fund Complex.
Mr. William Winmill has experience with financial, accounting, regulatory, investment, and board operational matters as well as monitoring investment advisers and other fund service providers as a result of, among other things, his education at Columbia Business School, his current position at Chester Holdings, LLC, and his prior employment with the Investment Manager and its affiliates.
The Board believes that the significance of each Board Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Board Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board Nominee, or particular factor, being indicative of Board effectiveness. The Board considers the complementary individual skills and experience of the individual Board Nominees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of the Board Nominees are stated herein pursuant to disclosure requirements of applicable law, do not constitute holding out the Board or any Board Nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Current Board Leadership Structure and Oversight Responsibilities
The Board is responsible for the oversight of the Fund’s operations. The Board is currently comprised of five members, three of whom are Independent Trustees. As described below, the Board has established five standing committees, Audit, Nominating, Governance, Executive, and Continuing Trustees, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The inclusion of all Independent Trustees as members of the Audit, Nominating, and Governance Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.

The Trustees have designated Mr. Thomas Winmill to serve as the Chairman of the Board (the “Chairman”). Mr. Winmill has been active in investment management for over 20 years as a portfolio manager, chief executive officer, general counsel, chief legal officer, compliance officer, and in other capacities. The Chairman presides at each Board meeting, establishes the agenda for Board meetings, and acts as the primary liaison between the Independent Trustees and Fund management. The Chairman of the Board is an “interested person” of the Fund (as such term is defined in the 1940 Act). The Independent Trustees have not appointed a lead Independent Trustee. The Independent Trustees believe that the utilization of an interested person as Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities. The Independent Trustees also regularly meet among themselves and the Chairman plays an important role in communicating with them in identifying matters of special interest to be addressed by Fund management and the Board. The Chairman may also perform such other functions as may be requested by the Trustees from time to time. Designation as Chairman does not impose on such Trustee any duties or standards greater than or different from other Trustees. The Trustees believe that the Board’s leadership structure, taking into account, among other things, its committee structure, which permits certain areas of responsibility to be allocated to the Independent Trustees, is appropriate given the characteristics and circumstances of the Fund.

Risk Oversight

The operation of an investment company generally involves a variety of risks including, among others, investment, compliance, operational, and valuation risks. As part of its oversight of the Fund, the Board oversees risk management through various regular Board and committee activities. As part of its regular oversight of the Fund, the Board, directly and/or through its committees, reviews reports from, among others, the Fund’s management, including the Fund’s Chief Compliance Officer, the Investment Manager, the Fund’s independent registered public accounting firm (“IRPAF”), outside legal counsel, and others, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. Different processes, procedures, and controls are employed with respect to different types of risks. The conduct of the Fund’s day-to-day risk management functions are generally delegated to the Investment Manager and other service providers to the Fund. The Investment Manager and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. Although the risk management programs of the Investment Manager and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated, or mitigated and some risks may not be anticipated or may be beyond the control of the Board or the Investment Manager, its affiliates, or other service providers. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees and Board Meetings
Audit Committee. The Board has an Audit Committee, comprised of all of the Independent Trustees. The purpose of the Audit Committee is to meet with the Fund’s IRPAF to review its financial reporting, external audit matters, and fees charged by the IRPAF and to evaluate the independence of the IRPAF. The Audit Committee is also responsible for recommending the selection, retention, or termination of the IRPAF and to review any other relevant matter to seek to provide integrity and accuracy in the Fund’s financial reporting. The Audit Committee met two times during the fiscal year ended December 31, 2023. A current copy of the  Audit Committee Charter is available on the Fund’s website at www.BexilInvestmentTrust.com.
Nominating Committee. The Board also has a Nominating Committee, comprised of all the Independent Trustees. The primary purposes and responsibilities of the Nominating Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in the Nominating Committee Charter, the Fund’s Governing Documents, and resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees, and (iv) to set any necessary standards or qualifications for service on the Board. The Nominating Committee did not meet during the fiscal year ended December 31, 2023. A current copy of the Nominating Committee Charter is available on the Fund’s website at www.BexilInvestmentTrust.com.
Governance Committee. The Board also has a Governance Committee, comprised of all the Independent Trustees. The primary purpose of the Governance Committee is to assist the Board in serving its oversight role on behalf of the interests of the Fund and all of its shareholders in respect to the Governing Documents of the Fund. The Governance Committee met three times during the fiscal year ended December 31, 2023. A current copy of the Governance Committee Charter is available on the Fund’s website at www.BexilInvestmentTrust.com.
Executive Committee. The Board also has an Executive Committee, comprised of Thomas Winmill and which may meet from time to time, the function of which is to exercise the powers of the Board between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. The Executive Committee did not meet during the fiscal year ended December 31, 2023.
Committee of Continuing Trustees. Finally, the Board has a Committee of Continuing Trustees which may meet from time to time, to take such actions as are required by the Governing Documents of the Fund. The Committee of Continuing Trustees is currently comprised of Messrs. Atkinson, Werner, Tomasson, William Winmill, and Thomas Winmill. The Committee of Continuing Trustees did not meet during the fiscal year ended December 31, 2023.
The Fund has no compensation committee of the Board.
Board Meetings. For the fiscal year ended December 31, 2023, the Board held four regularly scheduled meetings. For the fiscal year ended December 31, 2023, each of the Trustees currently in office attended at least 75% of the total number of meetings of the Board and of all Committees of the Board held during the period in which he served. The Fund does not have a formal policy regarding attendance by Trustees at shareholder meetings, but encourages such attendance.
Trustee and Executive Officer Compensation
The table below sets forth information regarding compensation paid by the Fund to the Trustees for the fiscal year ended December 31, 2023. Only the Independent Trustees are compensated by the Fund for their services as such; the Interested Trustees do not receive compensation or any other form of remuneration from the Fund and instead may be compensated by the Investment Manager.
The basis of compensation for the Independent Trustees is a quarterly retainer of $1,700, a fee of $6,875 for each quarterly Board meeting attended, $500 for each special meeting attended, $500 for each committee meeting attended, an additional $500 for each committee meeting attended by the chair of such committee, and $2,000 for each shareholders’ meeting attended. Each Independent Trustee is also reimbursed for reasonable travel and out-of-pocket expenses associated with attending such meetings. The Fund currently has no bonus, profit sharing, pension, or retirement plan.
Although no current officer or Trustee of the Fund who is also a manager, officer, or employee of the Investment Manager or its affiliates receives any remuneration from the Fund for their services as such, because the investment management agreement between the Fund and the Investment Manager requires the Fund to reimburse the Investment Manager for providing, at cost, certain administrative services (including, but not limited to compliance and accounting services), we have included in the table below information regarding the portion of the Fund’s Chief

Compliance Officer’s compensation that was allocated to the Fund under this agreement for the fiscal year ended December 31, 2023.
Name of Person and Position	Aggregate Compensation From Fund	Total Compensation from Fund and Fund Complex
Independent Trustees/Board Nominees:
Roger Atkinson	$34,475	$50,625
Jon Tomasson	$34,975	$49,125
Peter K. Werner	$33,475	$47,625

Interested Trustee/Board Nominee:(1)
Thomas Winmill	$0	$0

Officer:
Russell Kamerman, Chief Compliance Officer(2)	$88,927	$156,153
(1)
William Winmill is not included in the table because he was not a member of the Board during fiscal 2023. Like Thomas Winmill, as an Interested Trustee, William Winmill does not receive any compensation or any other form of remuneration from the Fund for his services as such.

(2)
Represents the portion of Mr. Kamerman’s compensation that the Investment Manager received as reimbursements from, respectively, the Fund and Fund Complex for the provision of Mr. Kamerman’s services at cost.

Security Ownership of Management
The following table sets forth information describing the dollar range of equity securities beneficially owned by each Board Nominee in the Fund and in all investment companies in the aggregate within the Fund Complex overseen, or to be overseen, by each Board Nominee as of the Record Date.
Name of Board Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Investment Companies Overseen by the Trustee/Nominee in the Fund Complex
Independent Trustees/Board Nominee:
Roger Atkinson	Over $100,000	Over $100,000
Jon Tomasson	$0	$0
Peter K. Werner	$10,001 - $50,000	$50,001-$100,000

Interested Trustee:
Thomas Winmill	Over $100,000	Over $100,000
William Winmill	Over $100,000	Over $100,000
As of the Record Date, no Board Nominee who is an Independent Trustee beneficially owned indirectly through intermediaries or directly, any securities in the Investment Manager or in any person controlled by, under common control with, or controlling the Investment Manager.
The following table sets forth beneficial ownership of the Fund’s equity securities by the Board Nominees and the Fund’s named executive officers, as well as the number of equity securities beneficially owned by all of the Board Nominees and named executive officers as a group. Amounts owned reflect ownership as of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Outstanding Equity Securities
Roger Atkinson	20,000	*
Thomas O’Malley	0	*
Jon Tomasson	0	*
Peter K. Werner	1,000	*
Thomas Winmill P.O. Box 4 Walpole, NH 03608	1,817,876(2)	14%
William Winmill	1,774,498(3)	14%
Board Nominees and Named Executive Officers as a Group (6 persons)	1,846,576(4)	14%
*	Less than one percent.
(1) Unless otherwise noted, the mailing address of each beneficial owner is 2255 Buffalo Road, Rochester, NY 14624.
(2)	Also see the TBW Ownership Disclosure in Exhibit A.
(3)	Also see the WMW Ownership Disclosure in Exhibit A.
(4)
Thomas Winmill has direct beneficial ownership of 51,078 shares, William Winmill has direct beneficial ownership of 7,700 shares, and they share indirect beneficial ownership of the remaining shares.  See the TBW Ownership Disclosure and WMW Ownership Disclosure in Exhibit A.

Process for Identifying and Nominating Trustee Candidates
In identifying potential nominees for the Board, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s shareholders and (v) any other source the Nominating Committee deems to be appropriate. The Nominating Committee will not consider self-nominated candidates. The Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates. The Nominating Committee believes the Board may benefit from diversity of background, experience, and views among its members, and may consider this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.
Pursuant to the Fund’s Governing Documents, to qualify as a nominee for a Trusteeship or election as a Trustee, an individual, at the time of nomination or election as the case may be, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund; (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act of 2002 (or other applicable law); (C) shall not serve as a trustee or officer of another closed end investment company unless such company is sponsored or managed by the Investment Manager or by an affiliate of the Investment Manager; and (D) shall not serve or have served within the past 3 years as a trustee of any closed end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed end investment company, or (ii) shall be a current Trustee of the Fund.  In addition, to qualify as a nominee for a Trusteeship or election as a Trustee, at the time of nomination or election as the case may be, (i) an incumbent nominee shall not have violated any provision of the Conflicts of Interest and Corporate Opportunities Policy (the “Policy”), adopted by the Board on May 8, 2012, as subsequently amended or modified; (ii) an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee; and (iii) a person shall not, if elected as a Trustee, cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Declaration of Trust, or any general policy adopted by the Board regarding either retirement age or the percentage of interested persons and non-interested persons to comprise the Board.

The Nominating Committee of the Board, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual not so nominated by the Nominating Committee of the Board shall be deemed not to satisfy the foregoing qualifications, unless the Nominating Committee adopts a resolution setting forth the affirmative determination that such individual satisfied the foregoing qualifications. Any individual who does not satisfy the qualifications set forth herein, unless waived by the Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.
The Nominating Committee will also consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be considered properly submitted for consideration by the Nominating Committee only if the qualifications and procedures set forth in Appendix A of the Nominating Committee Charter, as it may be amended from time to time by the Nominating Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Nominating Committee).  A current copy of the Nominating Committee Charter is available on the Fund’s website at www.BexilInvestmentTrust.com.
Vote Required
Pursuant to the Fund’s Bylaws, unless all nominees for Trustee are approved by a majority of the Continuing Trustees, the affirmative vote of the holders of at least 50% of the outstanding shares of the Fund entitled to be voted shall be required to elect a Trustee. If all nominees for Trustee are approved by a majority of the Continuing Trustees, a plurality (i.e., an excess of votes cast for such nominee over the votes cast for any other candidate) of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a Trustee. Accordingly, the election of each Board Nominee as Trustee requires the affirmative vote of a plurality of votes cast at the Meeting, provided a quorum is present. This means that the five nominees who receive the greatest number of affirmative votes cast at the Meeting will be declared elected, even if they receive less than a majority of votes cast. Because the Board Nominees are running unopposed, all five Board Nominees are expected to be elected as Trustees, as all Board Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome. If you sign, date and return the proxy card, but do not specify a vote for one or more of the Board Nominees, your shares will be voted FOR each of the Board Nominees, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
Board Recommendation
THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE FIVE BOARD NOMINEES.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee appointed Tait, Weller & Baker LLP (“TWB”), 1818 Market Street, Philadelphia, Pennsylvania 19103, as the IRPAF for the Fund for the fiscal years ended December 31, 2022 and December 31, 2023, as well as for the fiscal year ending December 31, 2024. Because TWB has been appointed by the Fund’s Audit Committee, which is comprised solely of Independent Trustees, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Fund are not required to ratify the selection of TWB. Representatives of TWB are not expected to attend the Meeting.
The Board has adopted a formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. As required by the Audit Committee Charter, the Audit Committee has received the written disclosures from TWB required by the Public Company Accounting Oversight Board (the “PCAOB”) regarding TWB’s independence and has discussed the same with TWB. The Fund has been advised by TWB that neither the firm nor any of its partners had a direct financial or material indirect financial interest in the Fund as of December 11, 2024.

The Fund’s financial statements for the fiscal year ended December 31, 2023 were audited by TWB. The Audit Committee reviewed and discussed the Fund’s audited financial statements with Fund management and TWB, and discussed with TWB the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit Committee recommended to the Board (and the Board approved) that the Fund’s audited financial statements be included in the Fund’s annual report for the Fund’s fiscal year ended December 31, 2023 and filed with the SEC.
Peter K. Werner, Chairman of the Audit Committee
Roger Atkinson
Jon Tomasson
Audit Fees.  The aggregate fees billed for professional services rendered by TWB for the audit of the Fund’s annual financial statements or for services that are normally provided in connection with statutory and regulatory filings or engagements were $35,000 and $36,750 for the fiscal years ended December 31, 2022 and December 31, 2023, respectively.
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by TWB that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under Audit Fees above, including the issuance of a report on internal controls and review of periodic reporting, for the fiscal years ended December 31, 2022 and December 31, 2023 were $2,000 and $2,100, respectively.
Tax Fees. The aggregate fees billed for tax-related services, including tax compliance, tax advice, and tax planning rendered by TWB to the Fund were $5,250 and $5,500 for the fiscal years ended December 31, 2022 and December 31, 2023, respectively.
All Other Fees. The aggregate fees billed for services provided by TWB to the Fund, other than the services reported above, were $0 and $0 for the fiscal years ended December 31, 2022 and December 31, 2023, respectively. All other fees consist of the aggregate fees billed for products and services provided by TWB other than audit, audit-related, and tax services.
Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Fund’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by TWB to the Fund, and any non-audit services proposed to be provided by TWB to the Investment Manager and any service providers controlling, controlled by, or under common control with the Investment Manager, if any, if the engagement relates directly to the Fund’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditors in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit. No audit, audit-related, tax, or other services provided by TWB were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the fiscal years ended December 31, 2022 and December 31, 2023, respectively.
Aggregate Non-Audit Fees. The aggregate non-audit fees billed by TWB for services rendered to the Fund, and rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal years ended December 31, 2022 and December 31, 2023 were $51,750 and $52,000, respectively. The Audit Committee has determined that the provision of non-audit services that were rendered by TWB to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining TWB’s independence.

ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund’s outstanding securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the Exchange Act.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Governing Documents to exercise dissenters’ rights of appraisal with respect to the matter to be voted upon at the Meeting.
Submission Deadlines for Shareholder Proposals
The Fund does not hold shareholder meetings, except to the extent that such meetings may be required under the 1940 Act or state law and only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting.  In the event the Fund calls a special meeting of shareholders for the purpose of electing one or more individuals to the Board of Trustees, any such shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Fund’s notice of meeting, if the shareholder’s notice required the Fund’s Bylaws, Article II, Section 12 shall be delivered to the Secretary at the principal executive office of the Fund not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting   or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting. Shareholders who wish to submit proposals for inclusion in the Fund’s proxy statement pursuant to Rule 14a-8(e)(2) of the 1934 Act for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Fund begins to print and send its proxy materials.   Any shareholder proposal that is not submitted before the Fund sends out its proxy materials will be considered untimely and will not be included in the proxy materials.
The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Governing Documents, the Nominating Committee Charter and Appendix A thereto, the Policy, and other applicable laws and/or documents. Copies of the Fund’s Governing Documents, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the Fund’s website at www.BexilInvestmentTrust.com. The Fund will also furnish, without charge, a copy of its Governing Documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary at the address set forth on the cover of this Proxy Statement. Any shareholder considering making a nomination or other proposal should carefully review and comply with the applicable provisions of the Fund’s Governing Documents.
Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary at the address set forth on the cover of this Proxy Statement.
Shareholder Communications with the Board of Trustees

The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual Trustee, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Trustee. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must meet all the requirements of Rule 14a-8.
Expense of Proxy Solicitation
Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies personally or by telephone or electronic communication. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson LLC (“Georgeson”), 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, as its proxy solicitor for which the Fund will pay Georgeson approximately $4,000 plus reasonable out-of-pocket expenses.
Investment Manager
The address of the Investment Manager is 2255 Buffalo Road, Rochester, NY 14624. The Investment Manager furnishes certain investment advisory and portfolio management services to the Fund as provided in an investment management agreement.
Purchases or Sales of Securities of the Investment Manager or its Affiliates
Since the beginning of the most recently completed fiscal year, no Board Nominee has made any purchases or sales of securities of the Investment Manager or its parents, or subsidiaries of either. Transactions involving securities in an amount not exceeding one percent of the outstanding securities of the Investment Manager or its parents, or subsidiaries of either, may be omitted. There is no arrangement or understanding with respect to the composition of the Board or of the Investment Manager, or with respect to the selection of appointment of any person to any office with either such company.
Shareholder Reports
The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests for such Annual Report should be directed to the Fund at 2255 Buffalo Road, Rochester, NY 14624 or by telephone to the Fund’s proxy solicitor toll-free at 1-888-755-2880. Copies can also be obtained by visiting our website at www.BexilInvestmentTrust.com.   Copies of our annual and semi-annual reports are also available on the EDGAR Database on the SEC’s website at www.sec.gov.
Householding
One document (e.g., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free 855-411-6432 or writing to the Fund at 2255 Buffalo Road, Rochester, NY 14624.
OTHER BUSINESS
The Fund’s Bylaws provide that the only matters that may be acted on at the Meeting are those stated in the Notice of Special Meeting of Shareholders, except as required by applicable law. Accordingly, other than such matters, no other business may properly come before the Meeting. If any such matters requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.
By Order of the Board of Trustees

Russell Kamerman, Secretary December 11, 2024

EXHIBIT A
PRINCIPAL SHAREHOLDERS
A principal shareholder is any person or entity who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person or entity who owns beneficially or through controlled companies more than 25% of the outstanding shares of the Fund or acknowledges the existence of control. A control person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.
As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3)
of the 1934 Act, and the rules and regulations promulgated thereunder and exemptions granted therefrom), owning beneficially 5% or more of the Fund’s outstanding shares, except as follows:
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Bexil Securities LLC	857,378(2)	6.65%
Bexil Advisers LLC	667,648(3)	5.18%
Bexil Corporation	1,549,773(4)	12.03%
Midas Securities Group, Inc.	1,612,025(5)	12.51%
Winmill & Co. Incorporated	1,766,798 (6)	13.71%
Winmill Family Trust	1,766,798 (7)	13.71%
Mark Winmill	1,766,798 (8)	13.71%
Thomas Winmill P.O. Box 4 Walpole, NH 03608	1,817,876(9)	14.11%
William Winmill	1,774,498(10)	13.77%

(1)	Unless otherwise noted, the address of each person is 2255 Buffalo Road, Rochester, NY 14624.
(2)	Bexil Securities LLC (“Bexil Securities”) has direct beneficial ownership of these shares.
(3)	Bexil Advisers LLC (“Investment Manager”) has direct beneficial ownership of these shares.
(4)
Bexil Corporation (“Bexil”) has direct beneficial ownership of 24,746 shares, which is less than 1% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the sole member of Bexil Securities and the Investment Manager.

(5)
Midas Securities Group, Inc. (“Midas Securities”) has direct beneficial ownership of 62,252 shares, which is less than 1% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the owner of approximately 21% of the outstanding shares of Bexil.

(6)
Winmill & Co. Incorporated (“Winco”) has direct beneficial ownership of 154,773 shares, which is 1.20% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the owner of all the outstanding shares of Midas Securities.

(7)	The Winmill Family Trust (“Trust”) may be deemed to have indirect beneficial ownership of these shares by being the owner of all of the voting stock of Winco.
(8)
Mark Winmill is a trustee of the Trust and may be deemed to have indirect beneficial ownership of these shares, as a result of his status as a trustee of the Trust and a controlling person of Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.

(9)
Thomas Winmill has direct beneficial ownership of 51,078 shares, which is less than 1% of the outstanding shares of the Fund, and he may be deemed to have indirect beneficial ownership of the remaining shares, of which he disclaims beneficial ownership, by being a trustee of the Trust and a controlling person of Winco, Midas Securities, and Bexil. The foregoing shall be referred to herein as the “TBW Ownership Disclosure.”

A-1

(10)
William Winmill has direct beneficial ownership of 7,700 shares, which is less than 1% of the outstanding shares of the Fund, and he may be deemed to have indirect beneficial ownership of the remaining shares, of which he disclaims beneficial ownership, by being a trustee of the Trust and a director of Winco and Bexil. The foregoing shall be referred to herein as the “WMW Ownership Disclosure.”

All of the foregoing entities and persons intend to vote their shares of the Fund in favor of the Board Nominees. As of the Record Date, the Board Nominees and the Fund’s officers beneficially own in the aggregate approximately 14% of the outstanding shares of the Fund, and excluding Thomas Winmill, Mark Winmill and William Winmill, less than 1%.

A-2

BEXIL INVESTMENT TRUST
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BEXIL INVESTMENT TRUST. The undersigned shareholder(s) of Bexil Investment Trust, a Delaware statutory trust (the "Fund"), hereby appoint(s) Thomas Winmill and Russell Kamerman, and each of them as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to held at 833 East Michigan Avenue, 4th Floor, Milwaukee, WI 53202, on January, 2 2025, at 8:30 a.m. Central Time, and any adjournments, postponements or delays thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BXS_34290_120524

PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

https://www.proxy-direct.com/bxs-34290

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Roger Atkinson	02. Jon Tomasson	03. Peter Werner	☐	☐	☐
04. Thomas Winmill	05. William Winmill				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

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B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation, or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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Scanner bar code

xxxxxxxxxxxxxx BXS1 34290 xxxxxxxx